August 31, 1999

                  Delaware Limited-Term Government Fund

         Supplement to the Statement of Additional Information
                          dated April 28, 1999

     The following supplements the section of the Statement of Additional Information entitled Redemption and Exchange:

Checkwriting Feature
     Shareholders of the Class A Shares and the Institutional Class holding shares for which certificates have not been issued may request on the investment application that they be provided with special forms of checks which may be issued to redeem their shares by drawing on the Delaware Group Limited-Term Government Funds, Inc.-Limited-Term Government Fund account with First Union Bank. Normally, it takes two weeks from the date the shareholder's initial purchase check clears to receive the ten-check book. The use of any form of check other than the Fund's check will not be permitted unless approved by the Fund. The Checkwriting Feature is not available with respect to the Class B Shares, Class C Shares or for retirement plans.

     (1) Redemption checks must be made payable in an amount of $500 or more.

     (2) Checks must be signed by the shareholder(s) of record or, in the case of an organization, by the authorized person(s). If registration is in more than one name, unless otherwise indicated on the investment application or your checkwriting authorization form, these checks must be signed by all owners before the Fund will honor them. Through this procedure the shareholder will continue to be entitled to distributions paid on these shares up to the time the check is presented for payment.

     (3) If a shareholder who recently purchased shares by check seeks to redeem all or a portion of those shares through the Checkwriting Feature, the Fund will not honor the redemption request unless it is reasonably satisfied of the collection of the investment check. A hold period against a recent purchase may be up to but not in excess of 15 days, depending upon the origin of the investment check.

     (4) If the amount of the check is greater than the value of the shares held in the shareholder's account, the check will be returned and the shareholder's bank may charge a fee.

     (5)    Checks may not be used to close accounts.

     The Fund reserves the right to revoke the Checkwriting
Feature of shareholders who overdraw their accounts or if, in the opinion of management, such revocation is otherwise in the Fund's best interest.

     Shareholders will be subject to First Union Bank's rules and regulations governing similar accounts. This service may be terminated or suspended at any time by First Union Bank, the Fund or the Transfer Agent. As the Fund must redeem shares at their net asset value next determined (subject, in the case of Class A Shares, to any Limited CDSC), it will not be able to redeem all shares held in a shareholder's account by means of a check presented directly to the bank. The Fund and the Transfer Agent will not be responsible for the inadvertent processing of post-dated checks or checks more than six months old.

     Stop-Payment Requests--Investors may request a stop payment on checks by providing the Fund with a written authorization to do so. Oral requests will be accepted provided that the Fund promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Fund will use its best reasonable efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective.

     Return of Checks--Checks used in redeeming shares from a shareholder's account will be accumulated and returned semi-annually. Shareholders needing a copy of a redemption check before the regular mailing should contact Delaware Service Company, Inc. at 800-523-1918.